                             COMPAQ COMPUTER CORPORATION
                                  PURCHASE AGREEMENT


    This Purchase Agreement ("Agreement") is made by Compaq Computer Corporation ("Buyer") and Apex PC Solutions, Inc. a Washington Corporation ("Seller"). The terms and conditions contained in this Agreement shall govern the purchase and sale of Product listed in Exhibit A ("Products and Pricing").

1.  INTENT

A. Buyer intends to enter into a long-term relationship with Seller. As such, Seller is willing to cooperate with Buyer to further mutual long term goals by sharing Product road map and technology directions. Seller agrees to cooperate to achieve Buyer's long term program goals such as shortening Product lead-times, increasing volume flexibility, achieving Just-in-Time delivery, achieving ongoing cost reductions and specific quality goals, and continuous quality improvement.

B. This Agreement is not a requirements contract and does not obligate Buyer to purchase any minimum quantity of Product but only establishes the terms and conditions for such purchases if and when they occur.

2.  PURCHASE ORDERS

A. Buyer will purchase Products only by issuing purchase orders ("Order or Orders") to Seller. Orders shall contain such things as quantity, price, delivery date, part number, and revision level. Buyer shall make commercially reasonable efforts to send written confirmation (except by mutual agreement) of Orders within one (1) week after Issuance. If Seller fails to return the acknowledgment, Seller will be deemed to have accepted any Order which conforms with the terms of this Agreement. No additional or different provisions proposed by Seller shall apply unless expressly agreed to in writing by Buyer. Buyer hereby gives notice of its objection to any additional or different terms.

B. Seller agrees that all Buyer sites, subsidiaries, affiliated companies and subcontractors, wherever located, shall be entitled to make purchases under this Agreement.

3.  TERM OF AGREEMENT

A. The term of this Agreement shall be twelve (12) months, commencing on the date Buyer executes this Agreement ("Effective Date"). This Agreement will be automatically renewed at the conclusion of the initial twelve (12) month period for successive twelve (12) month periods unless one of the parties indicates by written notice to the other party not less than thirty (30) days prior to the end of any such twelve (12) month period that it does not intend to renew the Agreement. Notwithstanding the foregoing, the Agreement shall remain in full force and effect and shall be applicable to any Order(s) issued by Buyer to Seller during the term of this Agreement until any and all obligations of the parties under such Order(s) have been fulfilled.

4.  PRICING

A. The prices for the Products shall be set forth in Exhibit A and shall be fixed for the period set forth therein (the "Pricing Period").

B. Prices shall include all charges such as packaging, packing, crating, storage, forwarding agent or brokerage fees, freight shipping charges, document fees, duties, and any and all sales, use, excise and similar taxes. F.O.B. point specified in Exhibit A.

C.  Seller represents that the prices charged for Products are   *   .In the
    event Seller provides prices and/or terms for Products   *   , Buyer shall
    be entitled to   *   .

D. Seller shall maintain a vigorous cost reduction program to ensure that pricing is competitive at times. In the event that Buyer does not consider Seller's pricing aggressive relative to the market during any Pricing Period, Buyer shall have the right to request an immediate meeting with Seller to renegotiate pricing.

5.  DELIVERY

A. Time shall be of the essence in meeting Buyer's requirements. Delivery performance shall be measured by on-dock date at Buyer's specified ship-to location.

B. Unless otherwise set forth in the Order, title and risk of loss shall pass to Buyer at Buyer's specified ship-to location.

C. If Seller delivers Product in advance of the specified delivery date, Buyer may either return such Product at Seller's risk and expense for subsequent delivery on the specified delivery date or retain such material and make payment when it would have been due based on the specified delivery date.

* Subject to confidential treatment request; filed separately with the Securities and Exchange Commission

D. Changes to delivery dates may only be made by Buyer's authorized purchasing representatives. Buyer may, without cost or liability, issue change requests for Product quantities and schedule dates in accordance with the Flexibility Agreement attached as Exhibit D ("Flexibility Agreement"). Written confirmation will be sent by Seller to Buyer within two (2) work days of receiving a change request, and Buyer shall provide a confirming Order change within ten (10) working days of receiving Seller's confirmation.

E. Seller shall notify Buyer in writing immediately if Seller has knowledge of any event which could result in any change to the agreed delivery plan.

F. In the event that Product scheduled for delivery is more than one (1) business day late, Buyer may request such Product to be shipped and delivered via a different mode of transportation at sellers expense. Alternatively, Buyer may purchase substitute Product elsewhere without affecting other remedies Buyer may have and charge Seller any additional cost incurred as a result.

6.  PACKING, MARKING, AND SHIPPING INSTRUCTIONS

A. All Product shall be prepared and packed in a commercially reasonably manner so as to secure the lowest transportation rates and meet carrier's requirements or those set forth in the Product specification attached as Exhibit B ("Specification").

B. Each shipping container shall be marked to show Buyer's Order number, part number, revision level, lot number, and quantity contained therein. A packing list showing the Order number shall be included in each container.

C.  Seller agrees to standardize the count multiples used in shipments.

7.  QUALITY

A. Seller shall establish and/or maintain a quality improvement plan acceptable to Buyer. Seller's Quality improvement Plan is attached to this Agreement as Exhibit C ("Quality Plan").

B. At Buyer's request, Seller will facilitate on-site visits and inspections by Buyer during normal business hours. Buyer's inspections shall In no way relieve Seller of its obligation to deliver conforming Product or waive Buyer's right of inspection and acceptance at the time the Products are delivered.

C. Seller agrees to provide relevant outgoing inspection, quality, and reliability data upon Buyer's request.

D.  Seller agrees to conform to the revision level stated on Buyer's Order.

E. Seller agrees to advise Buyer of any changes to process, materials, or sources of supply and ensure that such changes do not compromise specifications, quality, or reliability of Products ordered by Buyer.

8.  INSPECTION AND ACCEPTANCE

A. Products purchased pursuant to this Agreement shall be subject to inspection and test by Buyer at all times and places, including the period of manufacture or development. Unless otherwise specified in the Order, final inspection and acceptance of Product by Buyer shall be at Buyer's facilities. Buyer reserves the right to reject Product which does not conform to the specifications, drawings, samples or other descriptions specified by Buyer. Buyer may, at its option, either return defective or nonconforming Product for full credit of the purchase price plus any transportation charges paid by Buyer, or require prompt correction or replacement of defective or nonconforming Product, which rights shall be in addition to such other rights as Buyer may have in law or in equity. Product required to be corrected or replaced shall be subject to the same inspection and warranty provisions of this Agreement as Product originally delivered under any Order. Buyer may charge Seller for costs of any above normal level of inspection.

B. In the event Buyer returns Product back to Seller for correction or replacement, Seller shall repair or replace all defective Product within
    * of receipt of such Product. Seller will issue a "Return Material Authorization" within twenty-four (24) hours of receipt. Seller shall bear all risk and costs such as labor, material, inspection, and shipping to and from Buyer's facilities. If Buyer incurs any such costs, it may either recover them directly from Seller or set off via a credit note any amounts due to Seller. Seller agrees to provide failure analysis of rejected
    material within   *   after receipt of reject materials.  Seller will also
    provide a written corrective action report addressing the steps that will be taken to eliminate the cause of the problem. Buyer and Seller will negotiate in good faith any cost incurred by Seller on product returned where failure cannot be found.

9.  WARRANTY

A. Seller warrants that title to all Products delivered to Buyer under this Agreement shall be free and clear of all liens, encumbrances, security
    interests or other claims and that for a period of   *   from date of
    acceptance of material by Buyer, that all Product shall be free from defects in material, workmanship, and design. Seller further warrants that all Product shall conform to applicable specifications, drawings, samples, and descriptions referred to in this

* Subject to confidential treatment request; filed separately with the Securities and Exchange Commission

    Agreement. The warranty for replaced or repaired Product will be the same as the original Product.

B. Defective material discovered during Buyer's manufacturing or assembly processes are not considered to be a warranty repair and shall be corrected in accordance with paragraph 8.B.

C.  Seller agrees that in case of epidemic failure (greater than   *   failure
    for the same cause in any   *   period), Seller shall provide correction or
    replacement in accordance with Paragraph 8.B.

D. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 9, NO WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARE MADE WITH RESPECT TO THE PRODUCT DELIVERED BY SELLER TO BUYER UNDER THIS AGREEMENT.

10. OUT OF WARRANTY REPAIRS and SPARE PARTS AVAILABILITY

A. Seller agrees to refurbish to a "like new" condition any out of warranty Product at the refurbishment prices listed in Exhibit E ("Service, Repair, and Refurbishment"). In addition, Seller agrees to make available for purchase by Buyer replacement and repair parts for Products ("Spares") in accordance with Exhibit E.

11. PAYMENT AND SETOFF

A. Terms of payment shall be net 45 from the date of Seller's invoice provided that Product has been received by Buyer. Payment of invoices shall not constitute final acceptance of the Product.

B. Buyer retains the right to setoff rejections of Product or discrepancies on paid invoices against future invoices.

C. Unless otherwise specified in Exhibit A or agreed to in writing by the parties, payment shall be in U.S. dollars.

12. CHANGES

A. Buyer may from time to time change the specifications for the Products and Seller agrees to make best efforts to comply. If changes result in a change in Seller's costs or in the time for performance, an adjustment will be made. Any adjustment must be in writing and must be requested within ten (10) days of receipt by Seller of the notice of change.

* Subject to confidential treatment request; filed separately with the Securities and Exchange Commission

B. No changes shall be made by Seller in the form, fit, or function of Products purchased hereunder without Buyer's prior written approval.

13. TERMINATION FOR CAUSE

A. Seller may terminate this Agreement and/or any Order issued hereunder at any time by written notice in the event Buyer:

    1. Fails to comply with any material provision of this Agreement or any Order issued hereunder, and, in the case of a breach which is capable of remedy, falls to remedy same within thirty (30) days of notification of said breach, or

    2. Becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of the Buyer's assets and such condition is not cured within thirty (30) days.

B. Buyer may terminate this Agreement and/or any Order issued hereunder at any time by written notice in the event Seller:

    1. Fails to comply with any material provision of this Agreement or any Order issued hereunder, and in the case of a breach which is capable of remedy, fails to remedy same within thirty (30) days of notification of said breach, or

    2. Becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of Seller's assets and such condition is not cured within thirty (30) days, or

    3. Assigns or attempts to assign, or subcontracts or attempts to subcontract, any or all of its rights or obligations under this Agreement or any Orders issued hereunder to a third party without Buyer's prior written approval, or

    4.   Failure to agree on pricing for any Pricing Period.

C. Upon termination by Seller of the Agreement and/or any Order issued under 13A above, Buyer's entire liability shall be to purchase all finished goods, work in progress, and Buyer unique materials that have been purchased within lead time by Seller to fulfill Buyer's Order(s).

D. Upon termination by Buyer of the Agreement and/or any Order issued under 13B above:

    1. Buyer shall have the option to purchase any materials or work in progress which Seller may have purchased or processed for the fulfillment of any Order at Seller's cost plus a reasonable amount for any value already added by Seller,

    2. Buyer shall have no liability beyond payment for any balance due for Products delivered by Seller before notice of termination.

14. TERMINATION FOR CONVENIENCE

A. Buyer may terminate this Agreement and/or any Order issued hereunder at any time for any reason upon giving written notice of termination to the Seller. Upon receipt of such notice, Seller shall immediately cease to incur expenses pursuant to this Agreement and/or the Order that has been terminated unless otherwise directed in the termination notice. Seller shall also take all reasonable steps to mitigate the cost to Buyer for terminating this Agreement and/or any Order. Within sixty (60) days from the date of notice, Seller shall notify Buyer of costs incurred up to the date of termination. In no event shall such cost exceed the unpaid balance:

    1. Due for conforming material delivered prior to receipt of Buyer's termination notice; and

    2. Due on purchase orders previously issued in conformance with this Agreement.

B. In addition to the foregoing, in the event that this Agreement is terminated pursuant to this Paragraph, Buyer's entire liability shall be to purchase all finished goods, work in progress, and Buyer unique materials that have been purchased within lead time by Seller to fulfill Buyer's Order(s).

15. LIMITATION OF LIABILITY

A. EXCEPT FOR A BREACH OF SECTION 19, 23 OR 24 OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, UNLIQUIDATED INVENTORY, ETC.), INCIDENTAL, INDIRECT, SPECIAL, ECONOMIC, OR PUNITIVE DAMAGES ARISING OUT OF OR RESULTING FROM THIS AGREEMENT EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SELLER'S LIABILITY TO BUYER FOR DIRECT DAMAGES UNDER THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNTS

    PAID BY BUYER UNDER THIS AGREEMENT, INCLUDING ANY OTHER AMOUNTS PAID BY BUYER SUCH AS FREIGHT AND STORAGE.

16. FORCE MAJEURE

A. Neither party shall be liable for its failure to perform any of its obligations hereunder during any period in which performance is delayed by earthquake, fire, flood, war, embargo, riot or the intervention of any government authority ("Force Majeure"), provided that the party suffering such delay immediately notifies the other party of the delay. If, however, Seller's performance is delayed for reasons set forth above for a cumulative period of thirty (30) calendar days or more, the Buyer, notwithstanding any other provision of this Agreement to the contrary. may terminate this Agreement and/or any Order issued hereunder by notice to Seller. In the event of such termination, Buyer's sole liability hereunder will be for the payment to Seller of any balance due and owing for conforming Product delivered by Seller prior to Seller's notification of delay to Buyer. In the event the parties do not terminate this Agreement and/or Order due to a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure.

17. PRODUCT NOTICES

A. Any notice given under this Agreement shall be in writing and will be effective when delivered personally or deposited in the mail, postage prepaid and addressed to the parties at their respective addresses set forth below, or at any new address subsequently designated in writing by either party to the other:

    If to Seller:                 If to Buyer:
    APEX PC SOLUTIONS, INC.       COMPAQ COMPUTER CORPORATION
    4580 150TH AVENUE, NE         P.O. BOX 692000
    REDMOND, WA 98052             20555 S.H. 249
                                  HOUSTON, TEXAS 77269-2000
    ATTN.: CHRIS SlRIANNI         ATTN.: JOHN BRADSHAW

                                  with a copy to:
                                  COMPAQ COMPUTER CORPORATION
                                  P.O. BOX 692000
                                  20555 S.H. 249
                                  HOUSTON, TX 77269-2000
                                  ATTN.: Division Counsel-Operations

18. COMPLIANCE WITH LAWS

A. All Product supplied and work performed under this Agreement shall comply with all applicable laws and regulations in effect. In particular, Seller agrees that its performance under this Agreement shall comply with all laws governing its relationship with its employees, agents or subcontractors and with the chlorofluorocarbon labeling requirements of the U.S. Clean Air Act of 1990. Upon request, Seller agrees to certify compliance with such applicable laws and regulations.

19. PATENT, COPYRIGHT AND TRADEMARK INDEMNITY

A. Seller shall defend, at its expense, any claim against Buyer alleging that Products furnished under this Agreement (other than claims related to the Buyer's logo and/or trademark) infringe any patent, copyright or trademark and shall pay all costs and damages awarded, provided Seller is notified in writing of such claim and permitted to defend and compromise such claim.
    If a final injunction against Buyer's use of the Products results from such a claim (or, if Buyer reasonably believes such a claim is likely) Seller shall, at its expense, and at Buyer's request, either use commercially reasonable efforts to obtain for Buyer the right to continue using the Product or replace or modify the Product so that it becomes noninfringing. In the event that Seller cannot obtain such right for Buyer, Seller shall repurchase all finished Products which Buyer has unsold in its warehouse at that time. The foregoing states the sole and exclusive liability of Seller for infringement of proprietary rights.

B. Seller warrants that there are no claims of infringement with respect to the Product.

C. Seller is authorized to use Compaq logo and trademark only to the extent necessary to meet the required specification for the Product(s). No other rights with respect to Buyer's trademarks, trade names or brand names are conferred, other expressly or by implication, upon Seller.

20. CAPACITY PLANNING

A. Seller agrees to review forecasts provided by Buyer and advise Buyer if Seller anticipates that he will be unable to achieve the requested volumes. Buyer volume forecasts will be provided to Seller in accordance with Exhibit A. Seller may from time to time request Buyer to review Buyer's forecast and advise of any changes.

21. GRATUITIES

A. Each party represents that it has not offered nor given and will not offer nor give any employee, agent, or representative of the other party any gratuity with a view toward securing any business from the other party or influencing such person with respect to the business between the parties.

22. INSURANCE AND STATUTORY OBLIGATIONS

A. If Seller's work under this Agreement requires access by Seller to any of Buyer's premises or the premises of Buyer's customers or locations where Buyer conducts business, or with material or equipment furnished by Buyer, Seller shall take all necessary precautions to prevent the occurrence of any injury to persons or property during the progress of such work and, except to the extent that such injury is due solely and directly to Buyer's acts or negligence, Seller shall indemnify Buyer against all loss which may result in any way from any act or negligence of Seller; its employees, servants, agents or subcontractors, and Seller shall maintain such insurance as shall protect Buyer from such risks and from any statutory liabilities arising therefrom and shall provide evidence of such insurance to Buyer upon request.

23. INDEMNIFICATION

    Seller agrees to protect, defend, indemnify and save Buyer harmless from all sums, costs and expense which Buyer may incur or be obliged to pay as a result of any loss, expense, damage, liability, claims, demands in favor of any person, as a result of personal injury or death resulting from the use of the Products where the personal injury or death is solely and directly the result of the gross negligence or willful misconduct of Seller.

24. CONFIDENTIAL INFORMATION

A. Each party recognizes that it may have previously entered or will in the future enter into various agreements with the other party which obligates it to maintain as confidential certain information disclosed to it by the other party. To the extent that such information or any further confidential information, which might include but is not limited to business plans, forecasts, capacity, pricing, inventory levels, etc. (collectively referred to hereinafter as "Information"), is disclosed in furtherance of this Agreement or any Order issued hereunder, such information shall be so disclosed pursuant to the minimum terms and conditions listed below; provided, however, the minimum terms and conditions listed below shall in no way relieve the parties from any obligation or modify such obligations previously agreed to in other agreements. Both parties agree that this Agreement and any other agreements regarding confidential information shall hereafter be considered as coterminous, and shall expire no earlier than the date of expiration or termination of this Agreement.

B. Both parties agree that the party receiving Information will maintain such Information in confidence for a period of three (3) years from the date of disclosure of such information.

C. Each party shall protect the other party's information to the same extent that it protects it own confidential and proprietary information and shall take all reasonable precautions to prevent unauthorized disclosure to third parties.

D. The parties acknowledge that the unauthorized disclosure of such Information will cause irreparable harm. Accordingly, the parties agree that the injured party shall have the right to seek immediate injunctive relief enjoining such unauthorized disclosure.

E. This provision shall not apply to information (1) known to the receiving party at the time of receipt from the other party, (2) generally known or available to the public through no act or failure to act by the receiving party, (3) furnished to third parties by the disclosing party without restriction on disclosure, or (4) furnished to the receiving party by a third party as a matter of right and without restriction on disclosure.

F. Immediately upon termination of this Agreement or at the request of the other party, each of the parties shall promptly return all materials in its possession containing Information of the other party.

25. COUNTRY OF ORIGIN

A. For each Product purchased under this Agreement, Seller shall furnish Buyer with country of origin (manufacture), by quantity and part number (Buyer's and Seller's) if necessary.

B. Seller agrees to provide necessary export documents and to facilitate export of Product. Seller further agrees to assist Buyer's import of Product as reasonably requested by Buyer.

26. PROPERTY FURNISHED BY BUYER

A. Any tools, drawings, specifications, or other materials furnished by Buyer for use by Seller in its performance under this Agreement or any Order issued hereunder shall be identified and shall remain the property of Buyer and shall be used by

    Seller only in its performance hereunder. Such property shall be delivered, upon request, to destination specified by Buyer in good condition, except for normal wear and tear.

27. GENERAL

A. Any obligations and duties which by their nature extend beyond the expiration or earlier termination of this Agreement shall survive any such expiration or termination and remain in effect.

B. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

C. No action, except those regarding claims by third parties, or claims with respect to patents, copyrights, trademarks or trade names or the unauthorized disclosure of Confidential Information, regardless of form, arising out of this Agreement may be brought by either party more than two
    (2) years after the cause of action has arisen, or, in the case of nonpayment, more than two (2) years from the date the payment was due.

D. Any waiver of any kind by a party of a breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing and shall not operate or be construed as a waiver of any subsequent breach. Any delay or omission in exercising any right, power or remedy pursuant to a breach or default by a party shall not impair any right, power or remedy which either party may have with respect to a future breach or default.

E. Seller hereby gives assurance to Buyer that it shall not export, re-export or otherwise disclose, directly or indirectly, technical data received from Buyer or the direct product of such technical data to any person or destination when such export, re-export or disclosure is prohibited by the laws of the United States or regulations of a Department of the United States.

F.  This Agreement is considered to be Compaq Confidential.

G. The entire Agreement between the parties is incorporated in this Agreement and Appendices attached hereto, and it supersedes all prior discussions and agreements between the parties relating to the subject matter hereof. This Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of both parties, and shall not be supplemented or modified by any course of dealing or trade usage. Variance from or addition to the terms and conditions of this Agreement in any Order, or other written notification from Seller will be of no effect.

H. THE CONSTRUCTION, VALIDITY, AND PERFORMANCE OF THIS AGREEMENT AND ANY ORDER ISSUED UNDER IT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A.


IN WITNESS, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT.

For the Buyer                                    For the Seller



/s/ Grover Edmiston for Ron Hughes               /s/ Kevin J. Hafer
----------------------------------               ------------------------------
9/19/94                                          9-8-94
----------------------------------               ------------------------------
Signature                   (date)               Signature               (date)


Ronald J. Hughes                                      Kevin J. Hafer
----------------                                 ------------------------------
Name                                                  Name


Vice-president Corporate Procurement                  General Manager
------------------------------------             ------------------------------
Title                                            Title

                                      EXHIBIT A

ITEM    SELLER REFERENCE    COMPAQ REFERENCE    LEAD-TIME     PRICE      TIME
----    ----------------    ----------------    ---------     -----      ----

1     242694-001          242694-001          8 WEEKS           *          *
      (4-PORT-SWITCHBOX)                                        *          *
                                                                *          *

2     242695-001          242695-001          8 WEEKS           *          *
      (8-PORT SWITCHBOX)                                        *          *
                                                                *          *

3     242778-001          242778-001          8 WEEKS           *          *
      (SWITCHBOX                                                *          *
      INTERCONNECT KIT)                                         *          *

4     242691-001          242691-002          8 WEEKS           *          *
      (115 DOMESTIC                                             *          *
      FRONT CONNECT                                             *          *

5     242691-002          242691-002          8 WEEKS           *          *
      (230 DOMESTIC                                             *          *
      FRONT CONNECT                                             *          *
      PANEL)

6     242691-B33          242691-B33          8 WEEKS           *          *
      (240 INTERNATIONAL                                        *          *
      FRONT CONNECT                                             *          *
      PANEL)


--------------------------------            -----------------------------
PAT HESSION                                 CHRIS SIRIANNI
COMPAQ COMPUTER CORPORATION                 APEX PC SOLUTIONS, INC.

* Subject to confidential treatment request; filed separately with the Securities and Exchange Commission.

                                      EXHIBIT B


                                    SPECIFICATION


Buyer's specification number 169953-001/-002 and 169954-001/-002 is incorporated by reference.

                                      EXHIBIT C

                                  QUALITY AGREEMENT

                          COMPAQ COMPUTER CORPORATION


                                       AND


                             APEX PC SOLUTIONS, INC.




                                   QUALITY PLAN






APPROVALS:



                                        /s/ Jose Antonio Rodriguez
-----------------------------------     ------------------------------------
                                        Jose Antonio Rodriguez

                               REVISION HISTORY


     Revision A (9/23/96)     Original

                        TABLE OF CONTENTS

 1.0 Purpose

 2.0 Scope

 3.0 References

 4.0 Quality Systems Survey

 5.0 Quality Planning

 6.0 Quality Assurance Methodology

 7.0 Design/Process Change Requirements

 8.0 Inspection Requirements

 9.0 Performance Reports

10.0 Traceability Identification

11.0 Reliability

12.0 Supplier obligations

13.0 COMPAQ's obligations

1.0  Purpose:
     This plan documents the specific systems of process and product controls required to provide defect free product to our customers, on time, and at a mutually beneficial price.


2.0  Scope:
     This plan documents the specific system of process and product controls required to prevent incidents of non-conforming product. It is understood that the manufacturing subcontractor (TSI, Inc.) is responsible for insuring quality objectives for the product are met, and APEX PC SOLUTIONS, INC. having control of the design is responsible for the reliability as well as ultimate responsibility for the final quality of the product. Reliability is defined as the demonstrated field performance and
     MTBF of the     ***     .  This plan identifies actions necessary to assure
     conformance of:

          A.   Documentation
          B.   Equipment Qualification
          C.   Correlation (functional/nonfunctional)
          D.   Workmanship
          E.   Process Capability
          F.   Critical Parameters

     This document is a supplement to Compaq Computer Corporation's contractual agreements and engineering specifications. In any case of conflicting requirements, purchasing and engineering documents shall take precedence.


3.0  References:
          A.   Compaq          ***       Specifications (part number
                  ***     )
          B.   Compaq          ***       Specification (part number
                  ***     )
          C.   World Class Supplier Process Handbook (WCSP)

4.0  Quality Systems Survey:
     In accordance with the requirements of WCSP handbook FM1 001, a full quality system survey will be completed.


*** Subject to confidential treatment request; filed separately with the Securities and Exchange Commission.

     The results of the survey will be used to establish a baseline from which an improvement plan may be launched and results measured. Based upon the survey results, a classification will be assigned to APEX PC SOLUTIONS, INC.

5.0  Quality Planning:
     APEX PC SOLUTIONS, INC. shall be responsible for a controlled and capable process to ensure the product is in total compliance with the product
     specifications.  (            ***         )

     5.1  Documentation Review:
          As a part of the product evaluation process, members of the Compaq/APEX PC SOLUTIONS, INC. team will review the current engineering specification package to assure:

               A.   All documentation is present and legible
               B. Specified tolerances are defined and APEX PC SOLUTIONS, INC. and/or subtier supplier manufacturing process capabilities known
               C. Specified dimensions must not conflict with other documentation
               D.   Clarity of workmanship standards

          Any discrepancies or issues shall be noted on the WCSP Print Acceptance Form, PAF. The items will be assigned to the project team for resolution. The project team will be accountable for completing the items within a specified time frame. The project team may consist of the Compaq/APEX PC SOLUTIONS, INC. team. When changes to any content within the Kit have occurred then; Each *** , Compaq Procurement Engineering will be responsible for issuing APEX PC SOLUTIONS, INC. Quality Assurance Manager all new released and ECN documentation. This documentation distribution will include the assembly, reference specifications, Receiving Inspection Procedures, and Compaq manufacturing diagnostics. Each *** , APEX PC SOLUTIONS,
          INC. shall send Compaq Procurement Engineer                    ***
                                                      . This information is
          required for Compaq documentation control.

     5.2  Work Instruction:


*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

          The process document should be a controlled procedure which includes: scope, equipment/materials requirements, detail process methods, and inspection. APEX PC SOLUTIONS, INC. shall issue Compaq Procurement Engineer the final assembly process documentation before pre-production.

          Each work station (final assembly and mold shop) should have a cosmetic inspection work aid. The work aid must meet or exceed Compaq requirements.

     5.3  Training:
          Personnel performing assembly, fabrication, inspection, and tests of any activity affecting quality shall have appropriate experience and training. Appropriate records of training shall be maintained.

     5.4  Process Flow Diagrams:
          APEX PC SOLUTIONS, INC. shall submit a process flow diagram from raw material receipt to product shipment. The process diagram identifies the main steps, branches, and eventual outcome of the process. The following information should be included within the diagram:

          ***
          ***
          ***
          ***
          ***
          ***
          ***
          ***

     5.5  Product Flow Diagrams:
          APEX PC SOLUTIONS, INC. shall submit a product flow diagram. The product flow diagram is a pictorial document of the actual path of the product throughout the manufacturing facility.

     5.6  Process Critical Parameter Review
          The Compaq/APEX PC SOLUTIONS, INC. team will develop a control plan for critical product parameters and critical operations. Critical parameters are features, properties, attributes, or performance that render the product unacceptable if found to be beyond the specification limits. Critical


*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

          operations are those control areas within the manufacturing process that create critical parameters. These systems insure that all requirements and processes meet or exceed customer expectations.

          The critical parameters must be defined in the following plans:

          ***
          ***
          ***

          The Process Management Plan (PMP) shall be completed for all operations at APEX PC SOLUTIONS, INC. and subtier suppliers where critical parameters are affected in the process. The PMP will contain the following details:

          ***
          ***
          ***
          ***
          ***
          ***
          ***
          ***

6.0  Quality Assurance Methodology:
     Compaq's objective is to eliminate the function of performing receiving inspection to accept incoming material for manufacturing. The intent of this section is to identify specific actions, improvement plans, goals, and responsibilities to assure product quality and continuous improvement.

     The data collected must be available to the operator in a timely manner so it can be used for process improvements. Each operator should know why they are collecting the data, what the requirements are, and the operation trend.

6.1 Process Capability Studies: TSI, Inc. Manufacturing Facility Attribute features shall be recorded with *** and variable characteristics shall
     be monitored              ***       . This method will identify
           ***                  .

*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

     Also, these critical parameters must be evaluated to establish a
     ***            .  Identification of the critical parameters are defined
     in the Supplier Process Management Plan in the WCSP Manual.

     Critical parameters are considered capable if the     ***           .
     Any parameter that results in a         ***      will result in a
     corrective action or equivalent containment plan.

     The process capability results shall be documented and available for review by both organizations. Subcontractor (TSI, Inc.) and APEX PC SOLUTIONS, INC. engineering are responsible for evaluating this information. Each *** the APEX PC SOLUTIONS, INC. Process Parameter Control Plan (see form in FMI 001) will be sent to Compaq Procurement Engineer along with the improvement plan.

     NOTE:  ATTRIBUTES DATA COLLECTED TO INCLUDE***.

6.2  Measurement Precision:
     Measurement Precision is the extent to which a repeated measurement gives the same result. Variations may arise from inherent capabilities of the instrument, from variations of the operators use of the equipment, or from changes in operating conditions.

     All instruments, gages, test equipment, and inspectors/operators shall be evaluated for Repeatability and Reproductibility.

6.3  Measurement Correlation:

     All major inspection techniques and equipment must be correlated in order to prevent disagreements about product attributes.

     Correlation of visual attributes indicate both Compaq and APEX PC SOLUTIONS, INC. agree in the accept/reject criteria for generic types of non-conformance. Techniques for documentation include:
                                               ***
                              .  Both Compaq and APEX PC SOLUTIONS, INC.
     shall be utilizing the same accept/reject criteria.

*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

     The method to calculate and evaluate a correlation coefficient is in the WCSP manual. A correlation action is requested if the correlation
     coefficient,   ***     .

6.4  First Article Inspection:
     APEX PC SOLUTIONS, INC. must submit samples of             ***          .
     The samples should be representative of a capable process.

     If Compaq deems that APEX PC SOLUTION, INC.'s measuring equipment is capable, Compaq will use APEX PC SOLUTIONS, INC. FAI reports and test results for qualifying a design/process change.

     Compaq Procurement Engineer shall evaluate all samples for qualification. Compaq will provide APEX PC SOLUTIONS, INC. with written
     documentation on all reviews within   ***    of receipt.

6.5  Supplier Corrective Action Request (SCAR):

     Compaq Procurement Engineer will initiate Supplier Corrective Action Request whenever system or material deficiencies are identified. If
     Compaq receives non-conforming material, the part and SCAR will be
               ***         to APEX PC SOLUTIONS, INC. APEX PC SOLUTIONS, INC.
     shall reply within        ***        acknowledging the receipt of
     the SCAR. Corrective action shall be submitted within   ***    from
     ***    first reported. If the corrective action can not be answered within
              ***   , APEX PC SOLUTIONS, INC. must notify Compaq prior to the
     due date.

     The intent of the SCAR is to eliminate potential problems or recurrence. APEX PC SOLUTIONS, INC. shall be responsible to answer the following concerns:

     ***
     ***
     ***
     ***
     ***
     ***


*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

     ***

6.6  Experimental Design:

     Design of Experiments will be used throughout the program where applicable.

7.0  Design/Process Change Requirements:
     All Engineering changes to the Assembly that effect the       ***
              must be approved by Compaq prior to production implementation. The change request form is located in the WCSP manual.

7.1  Sample Submittal:
     APEX PC SOLUTIONS, INC. should send purpose of change request (Form G), the FAI report, qualification test results, and six sample parts to Compaq Procurement Engineer for sustaining product or the Program Manager for new product development. The sample parts should be a result of a capable process, with documentation available to show capability. If the qualification results are in-process, this should be noted during the
     submittal. Compaq will evaluate this information within       ***
         .

     If the APEX PC SOLUTIONS, INC. measuring and/or test equipment is not compatible to Compaq, Compaq will initiate test qualification. Otherwise evaluations will be given from the APEX PC SOLUTIONS, INC. results.

7.2  Capability Evaluation:
                                ***



7.3  Design/Process Change Summary List:
     APEX PC SOLUTIONS, INC. will be responsible for recording all major process and design changes. The following information must be
     recorded:                        ***
                . This product updated listing should be sent to Compaq after each production cut-in.

8.0  Inspection Requirements:
     Unless otherwise specified in the contract or purchase order, APEX PC SOLUTIONS, INC. shall be responsible for performing inspections that are sufficient to assure


*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

     that the parts supplied meet the requirements specified in the product assembly documentation.

8.1  Lot Acceptance:
     All lots shall be capable of passing a sampling inspection of *** AQL (Acceptable Quality Level); C=O (Rejected lots at supplier shall be re-inspected ***).
                                     ***
                            .

8.2  Electrical Criteria:
     Electrical assemblies and components shall comply with the APEX PC
     SOLUTIONS, INC. "                         ***           ." Each PCA
     will be *** visual inspected and   ***      tested.  The inspector
     shall mark conforming PCB.

     Compaq must approve changes to all critical components before production
     release (                       ***
         )

8.3  Record Retention:
     APEX PC SOLUTIONS, INC. inspection/test records should be recorded and
     thereby maintained for a minimum duration of     ***       from the
     date of shipment or Compaq approved alternate. Incoming inspection records shall be capable of tracking receipt history. Quality status for each process shall be reported to departments concerned on a regular basis.

8.4  Nonconforming Product:
     Rejected assemblies will be verified by Compaq MRB team. If verified as defective, the material/lot will be disposition as RTV, UAI, Scrap or Rework. Supplier Corrective Action will be initiated for each unit defect (Section 6.6).

8.5  Out of Box Audit
     Lot sampling of Finished goods should be conducted on an audit basis employing a C=O sampling plan using a *** *** sampling rate. The audit should include the following visual checks:

     ***
     ***
     ***

*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

                                  ***                             . The
     lot disposition will be to check *** of the lot for non-conformity before shipping the lot to Compaq. All audit failures require *** analysis by the supplier.

9.0  Performance Reports:
     Compaq will issue  ***  performance reports. This information will trend
           ***            .  The reports are as follows:

          ***
          ***

     Each *** APEX PC SOLUTIONS, INC. will compile final assembly production yield and functional test yield consisting of the number of units produced and number of failures by product. If the lots are shipped by air freight, APEX PC SOLUTIONS, INC. shall compile *** reports. These reports shall
     identify ***  and    ***    .  The APEX PC SOLUTIONS, INC. information
     will be collected by inspection function:

          ***
          ***
          ***
          ***

     The APEX PC SOLUTIONS, INC./Compaq team shall use this information for identifying trends and developing improvement plans.

10.0 Traceability Identification:

10.1 Major Piece Parts:
     The major piece parts shall have traceability identification.
     The PCB and assembly are examples of major components. The Assembly, and PCB require the following marking:

     ***


*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

     The PCB should also include a Vendor Final QA marking
       ***      .

     Additional marking is allowed including manufacture S/N, manufacture order, flammability rating, etc.

10.2 Assembly.
     The final test (Functional Tester) acceptance marking shall be placed on the underside of assembly. This marking shall be traceable to the tester and operator. Each assembly will be serialized. The label and
     or marking will identify:                  ***
                                                  .

11.0 Reliability:
     Reliability audits shall be performed at least   ***      or after any
     major design or production change.

11.1 Field Return Verification & Failure Analysis:
     APEX PC SOLUTIONS, INC. shall verify field return product and identify reason for the return. If the defect is verified, APEX PC SOLUTIONS, INC. will identify cause and initiate corrective action.

     The field return information should be compiled in   ***   reports.
     This information shall be used to improve design, workmanship, quality, and reliability.

12.0 Supplier Obligations:

      ***                Cognizant                     Required
                         Personnel                     Due Date

            ***               APEX PC SOLUTIONS, INC. Eng.    ***
       - Final Assembly
       - Sub Assembly

            ***               APEX PC SOLUTIONS, INC. Eng.    ***
       - Final Assembly
       - Sub Assembly


*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

            ***               APEX PC SOLUTIONS, INC. Eng.    ***
       - Final Assembly
       - Sub Assembly
       - Critical Components

            ***               APEX PC SOLUTIONS, INC. Mfg. Eng.    ***
       - Final Test
       - Mechanical Inspection Equipment
       - Gaging

            ***               APEX PC SOLUTIONS, INC. QA Eng.      ***
       - Procedure
       - AQL Specifications
       - out-of-Box Disposition

           ***
           ***                APEX PC SOLUTIONS, INC.           ***

           ***                QA Eng                            ***
       - Final Inspection
       - Out-Going Inspection
       - Field Return Pareto  QA Eng.                           ***
       - ORT Reports          Rel Eng.                          ***

           ***                QA Eng.                           ***


13.0 Compaq Obligations:            Date Required

     - Site Survey Rating:            ***

     - Specification Release to A         ***


*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

     - Business Reviews               ***

     - Quality Performance Reviews    ***



*** Confidential treatment request; filed separately with the Securities and Exchange Commission.

                        SUPPLIER APPROVAL

Supplier:  APEX

Manufacturing Site:  REDMOND, WASHINGTON

Commodity:              ***

This supplier has been evaluated and approved by the methods and personnel listed below.

Refer to document 410-05-Q01 for qualification options.

QUALIFICATION METHOD:  COMPLETION OF CORPORATE MATERIALS  ***    SUPPLIER
DEVELOPMENT (5 Step, past performance, other)



RESTRICTIONS:  CURRENT AGENCY APPROVALS:     ***   .  ALL REMAINING AGENCY
APPROVALS ARE IN PROCESS.

APPROVED BY:

Purchasing          JOHN R. BRADSHAW     5/26/94   /s/ John R. Bradshaw


Purchasing Eng.     STEPHANIE A. JONES   5/20/94   /s/ Stephanie A. Jones

Other (as required)


*** Confidential treatment request; filed separately with the
Securities and Exchange Commission.
                                          32

                                      EXHIBIT D

                                FLEXIBILITY AGREEMENT


The following changes to volumes on existing purchase orders may be made without cost or liability to Buyer.

NUMBER OF WEEKS PRIOR              % INCREASE
TO SCHEDULED DELIVERY DATES

8 weeks or more                         *
6 weeks                                 *
5 weeks                                 *
4 weeks                                 *
3 weeks or less                         *


Schedule Decrease/Cancellation

     Based on our current   *   lead time, the following table establishes
     Compaq's commitment to accept finished inventory and work in process in the event of an outright order cancellation. In general, orders become *
     prior to schedule ship date.  In addition,   *   prior scheduled ship date,
     Apex WIP becomes subject to assembly and shipment according to order schedule.

     Vendor WIP   *   determined to be   *   complete shall be completed and
     delivered to Apex for assembly and subsequent shipment to Compaq.  Vendor
     WIP determined to be less than   *   complete   *   will be scrapped and
     invoiced to Compaq at vendor cost.  Also, vendor raw materials   *   that
     can not be absorbed by the vendor   *   .



                                          33

* Subject to confidential treatment request; filed separately with the Securities and Exchange Commission

    *
--------------------------------------------------------------------------------
WEEK/ORDER                    *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Apex Inventory                *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Apex WIP                      *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Vendor WIP  *  C              *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Vendor WIP  *  C              *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Vendor Raw Material           *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------


    *
--------------------------------------------------------------------------------
WEEK/ORDER                    *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Apex Inventory                *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Apex WIP                      *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Vendor WIP  *  C              *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Vendor WIP  *  C              *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Vendor Raw Material           *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------

    *


                                          34

* Subject to confidential treatment request; filed separately with the Securities and Exchange Commission

     Schedule Decrease/Reschedule

          Orders and or individual scheduled releases are   *   prior to
          shipment.  Any order   *   may be rescheduled   *   for a period not
          to exceed   *   .

          If schedule delays exceed  *   , Compaq has the option to purchase * .

--------------------------------------------------------------------------------
Week/Order     *    *    *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------
Compaq Option  *    *    *    *    *    *    *    *    *    *    *    *
                                                                 *
--------------------------------------------------------------------------------
               *    *    *    *    *    *    *    *    *    *    *    *
--------------------------------------------------------------------------------

    *


          In addition, supplier agrees to maintain   *   and   *   switch boxes
          of buffer stock in finished goods inventory for shipment at buyer's request.

          Seller agrees to reduce product lead times to   *   by   *   and   *
          by   *   .



                                          35

* Subject to confidential treatment request; filed separately with the Securities and Exchange Commission

                                      EXHIBIT E


                          SERVICE, REPAIR, AND REFURBISHMENT


A.   OUT OF WARRANTY REPAIRS

     1. Seller agrees to refurbish to "like new" condition any out of warranty Product at the prices listed below. This obligation shall be satisfied by either refurbishing Product submitted by Buyer or replacing such Product with refurbished Product of the same part number. Returned Product shall be at the latest revision level.
          "Like new" condition means refurbished to meet the electrical and mechanical requirements of the Buyer's applicable specifications including the replacement of non-functioning parts.

     2. Product submitted by Buyer for refurbishment will be in reasonably good condition and repairable. In the event Product submitted for refurbishment has been tampered with in an attempt to repair it or has been damaged beyond repair, Seller will not be obligated to make out of warranty repairs.

     3. Seller agrees to provide monthly status reports indicating quantities of units returned, units which aren't repairable, and units for which no trouble was found.

     4. Seller agrees, upon Buyer request, to provide repair training, documentation, and spare parts to local service providers. Local service providers will be selected by mutual agreement.

     5. Fair and equitable repair pricing to be negotiated in good faith at a later date.

B.   SPARE PARTS AVAILABILITY

     No spare parts.  Whole unit replacement.

C.   DOCUMENTATION

     In addition to warranty service, Apex agrees to provide out of warranty
     service for a period of up to   *   .  Apex also agrees that if for any
     reason Apex is unable to perform out of warranty service, bills of material, wiring schematics and other pertinent documentation will be provided to Compaq, or its designated


                                          36

* Subject to confidential treatment request; filed separately with the Securities and Exchange Commission representative. It is understood that this information is and will remain the property of Apex PC Solutions and will be used under license by Compaq Computer Corporation and or its designated representative.

D.   LOCAL SERVICE SUPPORT

     Seller will, at buyer's request, and by mutual consent, provide spare parts and training for Buyer's local service providers in Buyer's geographic sales regions.

                                      EXHIBIT F

                               LOCAL SITE REQUIREMENTS



HOUSTON

to be determined



SCOTLAND

to be determined



SINGAPORE

to be determined






                                          38